                                                                    EXHIBIT 10.2

                                 TV FILME, INC.
                         FORM OF STOCK OPTION AGREEMENT
                         ------------------------------


     AGREEMENT, dated as of ________ __, 1996, by and between TV Filme, Inc., a Delaware corporation (the "Company") and the undersigned optionee (the "Optionee").

     1.  Grant of Options.  The Company hereby grants to the Optionee options
         ----------------
(the "Options") to purchase _______ shares (the "Shares") of the Common Stock, $.01 par value (the "Common Stock"), of TV Filme, Inc. at an exercise price per share of U.S. $_________ (the "Exercise Price").

          This Option is/is not an incentive stock option ("ISO"). If designated as ISOs, the Options are intended to qualify as "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent any Option issued pursuant to this Agreement does not qualify as an ISO under the Code, such Option shall be considered a nonstatutory stock option ("NSO") under the Code.

     2.  Exercise of Options.  The Options shall be exercisable during their
         -------------------
term in accordance with the terms and conditions set forth below:

          (a) Right to Exercise.
              -----------------

               (i) Vesting Schedule. Subject to Optionee's continued employment
                   ----------------
and the terms of this Agreement, Options to purchase Shares shall become vested and fully exercisable as to 20% of such Shares on the first anniversary of the date of grant (the "Grant Date") and shall become vested and fully exercisable as to an additional 20% of such Shares on each anniversary of such Grant Date, such that the Options are fully exercisable five (5) years after the Grant Date.

               (ii) The Options may not be exercised for a fraction of a share.

               (iii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Options shall be governed by Section 5 below.

               (iv) In no event may any Option be exercised after the tenth anniversary (or, in the case of an ISO granted to an Optionee who, at the time of grant, owns Common Stock representing more than 10% of the combined voting power of all classes of stock of the Company, the fifth anniversary) of the date hereof (the "Term Expiration Date").

               (v) As used in this Agreement, the following terms shall have the meanings ascribed to them below:

          "Committee" means the Compensation Committee that administers the
           ---------
Stock Option Plan (as defined herein).

          "Stock Option Plan" means the TV Filme, Inc. Stock Option Plan, as the
           -----------------
same may be amended from time to time in accordance with its terms.

               (vi) To the extent the aggregate fair market value (determined as of the time the Options are granted) of Shares with respect to which Options are exercised for the first time by Optionee during any calendar year exceeds the maximum amount permitted by the Code for treatment as ISOs, such Options shall be treated as NSOs for purposes of the Code. This rule shall be applied by taking into account Options in the order in which they were granted. Options that are treated as NSOs shall otherwise be subject to all the provisions of this Agreement to the extent applicable.

          (b) Procedure for Exercise.  The Options shall be exercisable by
              ----------------------
written notice (in the form attached hereto as Exhibit A) which shall state the election to exercise Options, the method of exercise, the number of Shares in respect of which Options are being exercised, and such representations and agreements as to the Optionee's investment intent with respect to such shares of Common Stock as may be required by the Company. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. Options shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

          No Shares will be issued pursuant to the exercise of Options unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange or automated quotation service upon which the Shares may then be listed or quoted.

     3.  Method of Payment.
         -----------------

          (a) Payment of the Exercise Price for the number of shares for which Options are being exercised shall be made:

               (i)   in cash or by check;

               (ii) by tender to the Company of shares of unencumbered Common Stock having a fair market value, as determined by the Company's Board of Directors, at least equal to the Exercise Price; or

               (iii) a combination of the foregoing.


          (b) Notwithstanding the foregoing, Options may not be exercised by tender to the Company of shares of the Common Stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Common Stock or if in the opinion of counsel to the Company, such tender of stock might impair the ability of purchasers of stock from the Company from taking full advantage of the provisions of Section 1202 of the Code relating to capital gains treatment of stock issued by the Company. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company of shares of the Common Stock unless such shares either have been owned by the Optionee for at least six (6) months or were not acquired, directly or indirectly, from the Company.

     4.  Restrictions on Exercise.  Options may not be exercised if the issuance
         ------------------------
of the Shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of an Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     5.  Termination of Relationship.
         ---------------------------

          (a) General Rule.  If the services of an Optionee are terminated for
              ------------
any reason other than death, Disability or Cause (each as hereinafter defined), an Option shall be exercisable by the Optionee at any time prior to the expiration date of the Option or within thirty (30) days after the date of such termination, whichever is earlier, but only to the extent the Optionee had the right to exercise such Option on the date of termination. The Option shall not be affected by any change of employment as long as the Optionee continues to be employed by either the Company or a subsidiary of the Company.

          (b) Disability.  In the event of the Disability of an Optionee, the
              ----------
Options which are held by such Optionee on the date of such Disability, whether or not otherwise exercisable on such date, shall be exercisable at any time until the expiration date of the Option; provided, however, that any ISO of such recipient shall no longer be treated as an ISO unless exercised within three months of the date of such Disability (or within one year in the case of an employee who is "disabled" within the meaning of Section 22(e)(3) of the Code).

          "Disability" shall mean any termination of employment with the Company or a subsidiary because of a long-term or total disability, as determined by the Committee in its sole discretion. The decision of the Committee shall be final and conclusive.

          (c) Death.  In the event of the death of an Optionee while an employee
              -----
of the Company or any subsidiary, Options which are held by such Optionee at the date of death, whether or not otherwise exercisable on the date of death, shall be exercisable by the beneficiary designated by the Optionee for such purpose (the "Designated Beneficiary"), or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the Optionee, by the Optionee's personal representatives, heirs or legatees, at any time within one year from the date of death (but in no event beyond the Term Expiration Date), at which time such Options shall terminate; provided, however, that any ISO shall no longer be treated as an ISO unless exercised within three months of the date of the Optionee's death.

          In the event of the death of an Optionee following a termination of employment due to Disability, if such death occurs before the Options are exercised, the Options which are held by such Optionee on the date of termination of employment, whether or not otherwise exercisable on such date, shall be exercisable by such Optionee's Designated Beneficiary, or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the Optionee, by the Optionee's personal representatives, heirs or legatees, to the same extent such Options were exercisable by the Optionee following such termination of employment.

          (d) Cause.  The Committee may, in its sole discretion, cause any
              -----
Option to be forfeited upon an Optionee's termination of employment if the Optionee was terminated for one (or more) of the following reasons ("Cause"):
(i) the Optionee's conviction, or plea of guilty or nolo contendere to the commission of a felony, (ii) the Optionee's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Company or a subsidiary, (iii) an act of dishonesty by the employee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Company or a subsidiary, (iv) any breach of the Optionee's fiduciary duties to the Company as an employee or officer, or (v) any other serious violation of a Company policy. It shall be within the sole discretion of the Committee to determine whether the employee's termination was for one of the foregoing reasons, and the decision of the Committee shall be final and conclusive.

          (e) Leave of Absence.  In the case of an Optionee on an approved leave
              ----------------
of absence, the Options of such employee shall be unaffected unless such leave is longer than 13 weeks. The date of exercisability of any Options which are unexercisable at the beginning of an approved leave of absence lasting longer than 13 weeks shall be postponed for a period equal to the length of such leave of absence. Notwithstanding the foregoing, the Committee may, in its sole discretion, waive in writing any such postponement of the date of exercisability of any Options due to a leave of absence.

          (f) Company.  For purposes of this Section 5, "Company" shall mean TV
              --------
Filme, Inc. and any of its subsidiaries (as defined in the Stock Option Plan).

     6.  Adjustments Upon Changes in Capitalization or Merger.
         ----------------------------------------------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Stock Option Plan but as to which no Options have yet been granted or which have been returned to the Stock Option Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Options.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Board shall notify the Optionee at least 15 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action.

          (c) Merger.  In the event of a merger of the Company with or into
              ------
another corporation, the Options shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. For the purposes of this paragraph, the Options shall be considered assumed if, following the merger, the Options confer the right to purchase, for each Share subject to a vested Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of Options, for each Share subject to such Options, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

     7.  Non-Transferability of Options.  Options may not be transferred in any
         ------------------------------
manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him/her. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8.  Term of Options.  The Options may be exercised only on or prior to the
         ---------------
Term Expiration Date and may be exercised during such term only in accordance with terms and conditions of this Agreement.

     9.  Receipt of Stock Option Plan.  Optionee acknowledges that he has
         ----------------------------
received, read and understood the provisions of the Stock Option Plan pursuant to which this Agreement was issued, and agrees to be bound by its terms and conditions.

     10.  Interpretation.  Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Optionee or by the Company forthwith to the Committee (or if no Committee is then in existence, to the Company's Board of Directors), which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee (or the Board) shall be final and binding on the Company and on Optionee.

     11.  Notices.  Any notice required or permitted hereunder shall be given in
          -------
writing and shall be deemed effectively given upon personal delivery, upon deposit in the United States mail by certified mail, with postage and fees prepaid, or by telecopy, receipt of which has been confirmed, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     12.  Further Instruments.  The parties agree to execute such further
          -------------------
instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     13.  Entire Agreement; Governing Law; Severability.  The Stock Option Plan
          ---------------------------------------------
and Exercise Notice are incorporated herein by reference. This Agreement, the Stock Option Plan and the Exercise Notice constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and shall be governed by and construed in accordance with the laws of the State of Delaware, excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

OPTIONEE                               TV FILME, INC.


_____________________________          By:___________________________
Signature                              Title:



_____________________________
Name

Address:                               Address:
- -------                                -------

_____________________________          c/o ITSA-Intercontinental
_____________________________          Telecomunicacoes Ltda.
_____________________________          SCS - Quadra 7 - Bloco A
_____________________________          Ed. Executive Tower - Sala 601
_____________________________          70.300-911 Brasilia/DF BRAZIL
Telecopy No.:________________          Telecopy No.: 011-55-61-323-5660

                                   EXHIBIT A
                                   ---------

                                EXERCISE NOTICE


TV Filme, Inc.
c/o ITSA-Intercontinental Telecomunicacoes Ltda.
SCS, Quadra 07-Bl.A
Ed. Executive Tower
Sala 601
70.300-911 Brasilia-DF
Brazil
Attention:  Secretary

     1.  Exercise of Option.  Effective as of today, _____________________, the
         ------------------
undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase __________ shares of Common Stock (the "Shares") of TV Filme, Inc. (the "Company") under and pursuant to the Company's Stock Option Plan (the "Stock Option Plan"), and the Stock Option Agreement by and between the Company and the Optionee dated ______________ __, 1996 (the "Option Agreement").

     2.  Representations of Optionee.  Optionee acknowledges that Optionee has
         ---------------------------
received, read and understood the Stock Option Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Optionee represents that Optionee is purchasing the Shares for Optionee's own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Shares. References herein to this "Agreement" include this Exercise Notice, the Stock Option Plan and the Option Agreement, all of which are incorporated herein by reference as provided in Section 11 hereof.

     3.  Compliance with Securities Laws.  The exercise of any rights to
         -------------------------------
purchase any Shares is expressly conditioned upon compliance with the Securities Act of 1933, as amended, all applicable securities laws and all applicable requirements of any stock exchange, automated quotation service or over the counter market on which the Company's Common Stock may be listed or traded at the time of exercise and transfer. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

     4.  Rights as Shareholder.  Subject to the terms and conditions of this
         ---------------------
Agreement, Optionee shall have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Optionee delivers full payment of the Exercise Price until such time as Optionee disposes of the Shares.

     5.  Tax Consultation.  Optionee understands that Optionee may suffer
         ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     6.  Successors and Assigns.  The Company may assign any of its rights under
         ----------------------
this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     7.  Interpretation.  Any dispute regarding the interpretation of this
         --------------
Agreement shall be submitted by Optionee or by the Company forthwith to the committee thereof that administers the Stock Option Plan (or if no such committee is then in existence, to the Company's Board of Directors), which shall review such dispute at its next regular meeting. The resolution of such a dispute by the committee (or the Board) shall be final and binding on the Company and on Optionee.

     8.  Notices.  Any notice required or permitted hereunder shall be given in
         -------
writing and shall be deemed effectively given upon personal delivery, upon deposit in the United States mail by certified mail, with postage and fees prepaid, or by telecopy receipt of which has been confirmed, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     9.  Further Instruments.  The parties agree to execute such further
         -------------------
instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     10.  Delivery of Payment.  Optionee herewith delivers to the Company the
          -------------------
full Exercise Price for the Shares. Optionee hereby elects to pay the full Exercise Price, subject to Section 3(b) of the Option Agreement (check the appropriate box):

                [_]     in cash or by check;

                [_] by tender to the Company of shares of the unencumbered Common Stock;

                [_]     by a combination of the foregoing.

     11. Entire Agreement; Governing Law; Severability. The Stock Option Plan
         ---------------------------------------------
and Option Agreement are incorporated herein by reference. This Exercise Notice, the Stock Option Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and shall be governed by and construed in accordance with the laws of the State of Delaware, excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

Submitted by:                         Accepted by:

OPTIONEE:                             TV FILME, INC.


______________________________        By:___________________________
Signature                             Title:


_____________________________
Print Name

Address:                              Address:
- -------                               -------

_____________________________         c/o ITSA-Intercontinental
_____________________________          Telecomunicacoes Ltda.
_____________________________         SCS - Quadra 7 - Bl. A
_____________________________         Ed. Executive Tower - Sala 601
_____________________________         70.300-911 Brasilia/DF BRAZIL
Telecopy No.:________________         Telecopy No.: 011-55-61-323-5660